UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 20, 2015
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 26, 2015, we issued a press release announcing our intent to adjourn our Annual Meeting of Stockholders from May 28, 2015 to June 9, 2015. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

On May 21, 2015, we issued a press release announcing our first quarter 2015 results and providing an update on our clinical programs. The release further announced that management would host a conference call and webcast on May 21, 2015, beginning at 5:00 P.M. EDT. A copy of the press release is furnished as Exhibit 99.2 and is incorporated by reference herein.

On May 20, 2015, we issued a press release announcing our intent to host a conference call to discuss first quarter 2015 results and provide an update on our clinical programs. A copy of the press release is furnished as Exhibit 99.3 and is incorporated by reference herein. Additionally, we are furnishing a copy of our May 11, 2015 press release which announced the cancellation of our previously scheduled first quarter financial and conference call as Exhibit 99.4.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title
99.1	Press release dated May 26, 2015, entitled “Cellectar Biosciences Announces Intent to Adjourn Annual Meeting Of Stockholders”

99.2	Press release dated May 21, 2015, entitled “Cellectar Biosciences Reports First Quarter 2015 Financial Results and Provides Update on Clinical Programs”

99.3	Press release dated May 20, 2015, entitled “Cellectar Biosciences to Host Conference Call on May 21st to Discuss First Quarter 2015 Results and Provide Update on Development Programs”

99.4	Press release dated May 11, 2015, entitled “Cellectar Biosciences Reschedules Release of First Quarter Financials and Quarterly Conference Call”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
		Name:	Chad J. Kolean
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated May 26, 2015, entitled “Cellectar Biosciences Announces Intent to Adjourn Annual Meeting Of Stockholders”

99.2	Press release dated May 21, 2015, entitled “Cellectar Biosciences Reports First Quarter 2015 Financial Results and Provides Update on Clinical Programs”

99.3	Press release dated May 20, 2015, entitled “Cellectar Biosciences to Host Conference Call on May 21st to Discuss First Quarter 2015 Results and Provide Update on Development Programs”

99.4	Press release dated May 11, 2015, entitled “Cellectar Biosciences Reschedules Release of First Quarter Financials and Quarterly Conference Call”